Corporate Presentation September 2013 NASDAQ: RSOL SERVING SOLAR SINCE 1978 Exhibit 99.1

This presentation includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements may be identified by the use of words such as "expect," "intend," "believe," "will," "should" or comparable terminology or by discussions of strategy. While Real Goods
Solar believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause materially different results include, among others, receiving shareholder approval for the merger with Mercury Energy, Inc., successfully closing the merger and other acquisitions, realizing synergies and other benefits from the merger and other acquisitions, introduction of new products and services, the possibility of negative economic conditions, and other risks and uncertainties included in Real Goods Solar’s filings with the Securities and Exchange Commission. Real Goods Solar assumes no duty to update any forward-looking statements.
© 2013 Real Goods Solar. All Rights Reserved.
Important Cautions Regarding Forward Looking
Statements

SERVING SOLAR SINCE 1978
NASDAQ:RSOL

SERVING SOLAR SINCE 1978
Key Stats: RSOL  (NASDAQ)

Stock Price
(9/5/2013)
$2.00
52 Week Low-High $0.40 - $7.17
Avg. Daily Vol. (3 mo.)
1,974,610
Shares Outstanding
1
30.2M
Public Float, est. 18.3M
Insider Holdings ~26%
Institutional Holdings ~35%
Market Cap $60.5M
Enterprise Value $60.3M
EV/Revenue (ttm)
0.7x
Net Revenue (ttm)
$90.6M
EPS (ttm)
$(1.84)
Cash (mrq)
$6.9M
Total Assets (mrq)
$29.8M
Total Debt (mrq)
$6.8M
Total Liabilities (mrq)
$27.9M
Employees ~385
Data source: S&P Capital IQ
(ttm) – trailing twelve months as of Jun. 30, 2013
(mrq) – most recent quarter as of Jun. 30, 2013
1) Shares outstanding as of August 8, 2013
NASDAQ:RSOL

NASDAQ:RSOL
SERVING SOLAR SINCE 1978
Who We Are
Real Goods Solar is one of the nation’s largest
and pioneering solar energy providers and
first public pure-play
We’ve installed well over 100 MW of solar
systems corresponding to 15,500+ residential,
commercial, government, and utility
installations nationwide
We offer a comprehensive end-to-end
solution for our customers to reduce their
utility costs while also reducing their carbon
footprint
Significant investments and process
improvements in the past 18 months have
created a highly scalable business model with
additional opportunity for margin capture

Longstanding Commitment to the Sector and
Deep Knowledge of Solar
*Currently in 13 edition with over 500,000 sold.
1978 Real Goods Solar Trading Company opens first store; sold the first solar panels in retail at over $100/W
1982 First Solar Living Source Book printed*
1986 Launched mail order catalog (95% customers off grid)
1991 Public offering directly to customers
1992 Launched National Tour of solar homes
1996 Opened Solar Living Center
2001 Merged with Gaiam
2003 Launched residential division
2008 IPO
2008 –
2009
Acquired Marin Solar, Carlson Solar, Independent Energy
Systems, Regrid Power
2011 Acquired Alteris – became a major national residential and commercial solar company
2012 Mid 2012, new CEO hired to address key challenges post
Alteris and to restore profitability and growth
2013 Company surpassed 15,500 installations corresponding to well over 100MW of solar energy deployed since inception
August
2013
Completed Acquisition of assets of Syndicated Solar and
announced agreement to acquire Mercury Energy

th
NASDAQ:RSOL
SERVING SOLAR SINCE 1978

SERVING SOLAR SINCE 1978
Solar represents an unlimited supply of
renewable energy
Solar has now become an attractive
investment
Not dependent on new construction
Strong state and federal mandates
Equipment costs trending lower while
technology is improving
Solar per kWh cost approaching or at grid
parity in key states (even with decreasing
incentives), as utility rates rise
Broader availability of consumer financing
Solar industry to see investment of $800
billion to $1.2 trillion over next decade ¹
Bright Future for Solar Power
Bright Future for Solar Power

Strong Outlook for Growth in Solar Power
(U.S., in Giga Watts - GW)
2
NASDAQ:RSOL
SERVING SOLAR SINCE 1978
1.
Source Enerdata; McKinsey Global Solar Initiative
2.
Source: http://www.seia.org/ - U.S. Solar Market Insight: Year-in-review 2012
Report – Solar Energy Industries Association (SEIA) and GTM Research

Utility rates rising in key Solar states:
average cost per kWh up
~63% to ~$0.13 from 1990 to 2011
High utility rates in key solar States:
average cost per kWh ranging from
$0.12-$0.33 in June 2013
Solar significantly reduces short and
long-term customer utility costs
with ROI as high as 30%+
Price of solar-PV modules expected
to drop 10% annually until 2020
Solar equipment manufacturing
capacity expected to double over
the next 3-5 years
Key Market Drivers: Rising Electric Bills &
Declining Solar-PV Module Prices
1) Energy Information Administration
(EIA),
historical data for
CA, CO, NJ, NY & VT.  Released Oct. 1, 2012. Next update Sept. 2013.
2) EIA Electricity Monthly Update, data for CA, MI, NY, DC, MD, NJ, CT,
RI, MA, NH, VT Released Aug. 22, 2013. Next update: Sept.  23, 2013.
3) McKinsey Report: Solar Power: Darkest before dawn. April 2012.

Source: US Energy Information Administration
SERVING SOLAR SINCE 1978
Average Electric Utility
Rates in Key Solar States
Keep Rising….
…While Falling U.S. Solar-PV
Module Prices Makes Solar
More Affordable
$0.13
$2.76
$0.64
$0.08
Q1-09 Q1-10 Q1-11 Q1-12 Q1-13
1
2
3
NASDAQ:RSOL
Source: GTM Research and U.S. Solar Market Insight
3

SERVING SOLAR SINCE 1978
NASDAQ:RSOL
June 2013 vs. June 2012:
Cost of Electricity Rising in Key U.S. Solar States
8 Source: Energy Information Administration, Electricity Monthly Update. Released Aug. 22, 2013. Next update: Sept.  23, 2013.
Average electricity
costs across the U.S.
increased 3.2% to
10.47 cents per kWh
25 States saw
average electricity
costs increase by
more than 3%
-9% - -3% -3% - -1% 1% - 9% 9% - 30% -1% - 1%
U.S. Electric Industry Percent Change in Average
Cents per kWh, June 2013 vs. June 2012

We Offer Solutions Across Multiple Market Segments 9 More than 15,500 Installations Nationwide – More than 100MW Real Goods Solar Utility Commercial Residential NASDAQ:RSOL SERVING SOLAR SINCE 1978

Alteris Renewables
Acquisition of Alteris in Late 2011 Created a Strong
National Player with a Balanced Portfolio

SERVING SOLAR SINCE 1978
Northeast based
4,000+ installs
25+ MW
Primarily commercial
Very strong presence in
the education sector
Acquisition
successfully integrated
by late 2012
NASDAQ:RSOL

Marquee Customers

In addition to a strong residential track record, we have successfully provided solar solutions to many key commercial customers across the country such as…
NASDAQ:RSOL
SERVING SOLAR SINCE 1978

On Track for Record Top & Bottom Line Growth in
2013

($ millions)
1) Guidance issued and only effective on  9/9/2013
Estimated revenue of
$115-120 million for
2013, excluding
Mercury
Pro forma 2013
revenue, with Mercury
of $132-137 million
$115-$120
$132-$137
2012 was a challenging year as
we completed the integration
of Alteris and addressed key
organizational issues
We expect to be EBITDA
positive for the second
half of 2013 and achieve
profitability in Q4
NASDAQ:RSOL
$12.1
$16.8
$18.9
$39.2
$64.3
$77.3
$109.3
$92.9
SERVING SOLAR SINCE 1978

We Have Made Foundational Improvements to the Business in the
Past 12 months Setting the Stage for the Next Leg of Our Journey

New management quickly established and drove three corporate-wide priorities
•
Getting back on our historical growth performance and trajectory
• Investing in project development and sales talent and capabilities
• We increased commercial backlog by 91% at the end of Q2 2013 compared to the end of Q4 2012
•
Improving cash flow and liquidity
• Much more disciplined management of working capital
• Aggressive focus on lead-time reduction from origination to conversion
• Strengthened the balance sheet with net proceeds of $8.4 million from private placement of equity securities in June 2013; Q2 2013 ended and we expect Q3 2013 to end with zero drawn against our
$6.5 million line of credit
•
Reducing operating expenses and improving productivity
• Improved key business processes in sales and operations
• Eliminated resource redundancies and flattened the management structure
• On a run-rate basis, we will exit Q3 2013 at $2 million lower opex than Q3 2012 while having grown the business (over $8 million of annualized opex reduction)
Successfully completed the integration of Alteris and added top-notch management talent in key areas
NASDAQ:RSOL
SERVING SOLAR SINCE 1978

Source: GTM Research and SEIA, Q1 USSMI Report
State
California 6
Colorado HQ +2
Connecticut 2
Missouri 1
New Jersey 1
New York 1
Rhode Island 1
Vermont 1
1
Total 17
US PV Installations
Office
Locations
Massachusetts
• 17 offices in key solar states
• Installations in more than 30 states
We Are now Ready to Better Capture the Growth
Runway with a Stronger Foundation and Footprint

We Offer Our Customers a Comprehensive
End-to-End Solution

Benefits of being a full
turnkey solar provider
Real Goods Solar operates as a turnkey solar solution provider in addition to its extensive ‘EPC’ (Engineering, Procurement and Construction) capabilities.
•
Single point of contact simplifies communication for the
customers
•
Ensures quality and reduces risks
•
Project costs are well-defined and tightly-managed
•
Improved customer experience and confidence
Origination Engineering Construction
Operations/
Maintenance
Performance
Site evaluation
Financing
arrangements
•
Contracting
•
Engineering
Specification
•
Custom Design
•
Incentive
Processing
•
Product Selection
•
Permitting
•
Construction
•
Utility
Integration
•
System
Commissioning
•
Site Monitoring
•
Preventative
Maintenance
•
Warranty
Management
•
Customer &
Partner
Integration
•
Production
Guarantee
•
Optimize ROI
•
•
NASDAQ:RSOL
SERVING SOLAR SINCE 1978

The Economics are Compelling with Purchase or
The Economics are Compelling with Purchase or
Lease of Solar Energy Systems
Lease of Solar Energy Systems

Purchase Lease
Typical Payback in
seven years or less in
many geographies
Minimal risk
No money down
Power Purchase
Agreement
Fixed cost of
electricity for life of
system
Immediate savings
Investment in solar provides a natural hedge against rising energy prices
Monetize solar rebates and tax incentives: 30% Renewable Energy Tax Credit
Customers typically make purchase decisions based on reducing monthly utility bill
Corporate programs to reduce carbon footprint are also emerging as strong enablers
NASDAQ:RSOL
SERVING SOLAR SINCE 1978
ROI as good as 20%-30%

Industry is still immature and
very fragmented
Most players in the
downstream have limited
financial strength and with no
real value creation option
Real Goods Solar has the
platform to pursue highly
selective acquisitions to
strategically accelerate
growth and to increase the
overall depth, breadth, and
performance of the company
In Addition to Organic Growth, Selective Acquisition
will be a Strong Source of Value Creation

Real Goods Solar a leading installer
among more than 2,000 nationwide ¹
Source: GTM Research “Five Residential PV Installers to Watch in 2013, U.S. PV Leaderboard.”
1) Company estimate.
NASDAQ:RSOL
SERVING SOLAR SINCE 1978
U.S. Residential Solar Installers 2012
Market Share

Acquisition of Syndicated Solar
Strengthens Residential Division
18 18
NASDAQ:RSOL
SERVING SOLAR SINCE 1978
Syndicated Solar
Expanded footprint to Missouri and
enhanced presence in Colorado and
California
Added 40+ employees mostly in the
front-end
Rapid growth over past few years
through:
•
Efficient residential sales processes
•
Highly scalable and nimble business
model
•
Integrated software tools
Revenue up 192% from $2.5 million in
2011 to $7.3 million in 2012

Mercury Solar Systems
Based in Port Chester, New York, one of the
region’s top solar companies
Adds sales and operational talent and
complementary geographies
Commercial and residential customers across
Northeast, totaling nearly 2,000 solar
installations
•
Installed 50+ MWs of solar projects that
have cumulatively generated $250+ million
in revenues
Signed definitive agreement to acquire
Mercury for 7.9 million shares of consideration
subject to certain customary adjustments
Upon closing, Mercury will add 50+ employees
and ~$10 million of cash and no debt
Expected Mercury Solar Systems Acquisition to Expand
Northeast Commercial & Residential Capabilities

3,588kW - Manalapan, NY
1,288 kW - Robbinsville, NJ
NASDAQ:RSOL
SERVING SOLAR SINCE 1978

35-year Track Record: Longer than any other major player
Substantial market Depth and Breadth: strong residential and commercial capabilities with deep knowledge of key verticals
Highly Integrated: end-to-end capabilities all the way from lead generation and project development to design, construction, commissioning, and O&M
Nationwide Presence: able to deliver cost-effective solar solutions to homeowners and businesses in multiple states
Low Risk Business Model: broad geographic spread and diversified client base
(across different  segments and geographical markets)
Strong Consumer Brand: well recognized, opens doors
Opportunity for Margin Expansion: SG&A productivity and project finance
Leadership Depth and Talent: senior team with a proven track record
High Potential for Investor Value Creation: through organic growth and through selective acquisitions and against a backdrop of highly undervalued stock compared to peers
Our Competitive Advantages and Key
Takeaways

NASDAQ:RSOL
SERVING SOLAR SINCE 1978

Contact Us
NASDAQ: RSOL
RealGoodsSolar.com
Real Goods Solar, Inc.
833 West South Boulder Road
Louisville, CO 80027
Tel 303.222.8400
Kam Mofid, CEO
Tony DiPaolo, CFO
Investor Relations
Liolios Group, Inc.
Ron Both
Tel 949.574.3860
RSOL@liolios.com

SERVING SOLAR SINCE 1978
NASDAQ:RSOL

Appendix 22 SERVING SOLAR SINCE 1978 NASDAQ:RSOL

NASDAQ:RSOL
SERVING SOLAR SINCE 1978
Pro Forma Income Statement June 30, 2013

June 30, 2013 - 6 months ended Real Goods Solar Mercury Pro Forma Combined
Revenue 37,458 7,677 45,135
Cost of revenue 28,099 5,592 33,691
Gross Profit 9,359 2,085 11,444
Selling and operating 12,317 2,834 14,902
General and administrative 3,579 748 4,327
Total operating expenses 15,896 3,582 19,229
Loss from operations (6,537) (1,497) (7,785)
Interest and other expense 164 5 169
Earnings (loss) before income taxes (6,701) (1,502) (7,954)
Income tax expense (benefit) - - -
Net earnings (loss) (6,701) (1,502) (7,954)
Net earnings (loss) per common share
Basic (0.25) (0.23)
Diluted (0.25) (0.23)
Weighted-average common shares outstanding
Basic 27,253 35,153
Diluted 27,253 35,153

Pro Forma Balance Sheet June 30, 2013

Costs in excess of billings on uncompleted contracts
Billings in excess of costs on uncompleted contracts
Real Goods Solar Mercury Pro Forma Combined
Assets
Current assets
Cash and cash equivalents 6,859 11,507 17,416
Accounts receivable , net 10,194 979 11,173
2,749 1,386 4,135
Inventory, net 4,697 1,154 5,851
Other current assets 1,710 1,194 2,904
Total current assets 26,209 16,220 41,479
Property and Equipment 3,596 695 4,291
Goodwill and intangibles, net - 3,681 9,262
Notes receivable, net - 160 160
Deferred tax assets - 4,163 -
Other assets - 125 125
Total assets 29,805 25,044 55,317
Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable 10,183 3,199 13,382
Accrued liabilities 3,315 1,250 4,565
2,474 479 2,953
Related party debt 3,600 - 3,600
Other current liabilities 776 421 1,197
Total current liabilities 20,348 5,349 25,697
Related party debt 3,150 - 3,150
Common stock warrant liability 3,702 - 3,702
Other liabilities 696 3,676 696
Total liabilities 27,896 9,025 33,245
Stockholders' equity
Common stock 3 22 11
Preferred stock - 14,219 -
Additional paid in capital 86,870 27,009 107,975
Accumulated deficit (84,964) (25,231) (85,914)
Total stockholders' equity 1,909 16,019 22,072
Total liabilities and stockholders' equity 29,805 25,044 55,317
NASDAQ:RSOL
SERVING SOLAR SINCE 1978

SERVING SOLAR SINCE 1978
Additional Information About the Pending Acquisition of Mercury Energy, Inc.
Important Disclosure

NASDAQ:RSOL
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The transaction described herein will be submitted to the shareholders of each of Real Goods Solar and Mercury for approval. Real
Goods Solar has filed with the Securities and Exchange Commission a registration statement on Form S-4 containing a joint proxy statement/prospectus of Real Goods Solar and Mercury as well as other relevant documents in connection with the transaction.
SHAREHOLDERS ARE URGED TO READ IN THEIR ENTIRETY THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS
WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS
WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT
REAL GOODS SOLAR, MERCURY AND THE PROPOSED TRANSACTION.
A free copy of the registration statement and joint proxy statement/prospectus as well as other filings containing information about Real
Goods Solar and Mercury, may be obtained at the SEC’s website (www.sec.gov). These documents may also be obtained, free of charge, from the investor relations section of Real Goods Solar’s website (www.RealGoodsSolar.com) or by directing a request to 833 W. South Boulder
Road, Louisville, Colorado 80027, Attention: Secretary, Real Goods Solar, Inc., heidi.french@realgoods.com or (303) 222-8430.
Real Goods Solar and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Real Goods Solar in connection with the transaction. Information about Real Goods Solar’s directors and executive officers is set forth in Real Goods Solar’s Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2012, as filed with the
Securities and Exchange Commission on April 30, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the transaction when it becomes available. Free copies of these documents may be obtained as described above.
This document shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of
Section 10 of the U.S. Securities Act of 1933, as amended.